UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported): December 31, 2010

                            DSI Realty Income Fund X
                        a California Limited Partnership
               (Exact Name of Registrant as Specified in Charter)

            California (State or Other Jurisdiction of Incorporation)

                          0-15346 (Commission File Number)

                  33-0195079 (I.R.S. Employer Identification No.)

         6700 E. Pacific Coast Hwy., Suite 150, Long Beach, Californa 90803
                    (Address of Principal Executive Offices)

         Registrant's telephone number, including area code: (562) 493-8881

           (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.7 Submission of Matter to a Vote of Security Holders

In the preliminary submission to the Securities and Exchange commission, the General Partners solicited the consents of limited partners to an amendment of the Certificate and Agreement of Limited Partnership to reflect a proposed change in legal status of the General Partners. The change was to amend paragraph 7.1 of the Limited Partnership Agreement indicating that the General Partners of the Partnership are DSI Properties, Inc., a California corporation (no change) and RJC Capital Management, LLC and JWC Capital Management, LLC. The two LLCs are those of Robert J. Conway and Joseph W. Conway, the initial General Partners of Registrant. There are 31,783 units available to vote and the General Partners received 21,539 votes or 68% voting in favor of the amendment. Ballots were reviewed and tabulated by the independent accounting firm of Goodrich, Baron & Goodyear, LLP and the results were certified on December 31, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSI REALTY INCOME FUND X
a California Limited Partnership

/s/ ROBERT J. CONWAY
____________________________________________
By: DSI Properties, Inc.,
a California corporation, as General Partner
By: Robert J. Conway, President

Dated January 26, 2011